                           WALDEN/BBT DOMESTIC SOCIAL
                                   INDEX FUND

                        WALDEN/BBT INTERNATIONAL SOCIAL
                                   INDEX FUND

                          Investing for Social Change
    ------------------------------------------------------------------------

                         Prospectus and Privacy Policy

                                 AUGUST 1, 2002

                     WALDEN/BBT DOMESTIC SOCIAL INDEX FUND
                   WALDEN/BBT INTERNATIONAL SOCIAL INDEX FUND
                      Notice of Privacy Policy & Practices

Walden/BBT Domestic Social Index Fund and Walden/BBT International Social Index Fund (the "Funds") recognize and respect the privacy expectations of our customers(1). We are providing this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated the Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

- Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

- Account History, including information about the transactions and balances in a customer's accounts; and

- Correspondence, written, telephonic or electronic between a customer and the Funds or service providers to the Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose all of the information described above to certain third parties who are not affiliated with the Funds under one or more of these circumstances:

- As Authorized -- if you request or authorize the disclosure of the information.

- As Permitted by Law -- for example, sharing information with companies who maintain or service customer accounts for the Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

- Under Joint Agreements -- we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

SECURITY OF CUSTOMER INFORMATION

We require service providers to the Funds:

- to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Funds; and

- to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non public personal information of customers of the Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Funds.
---------------

(1) For purposes of this notice, the terms "customer" or "customers" includes both shareholders of the Funds and individuals who provide nonpublic personal information to the Funds, but do not invest in Fund shares.

                      This is not part of the Prospectus.

                           WALDEN/BBT DOMESTIC SOCIAL
                                   INDEX FUND

                        WALDEN/BBT INTERNATIONAL SOCIAL
                                   INDEX FUND

                          Investing for Social Change
    ------------------------------------------------------------------------

                        PROSPECTUS DATED AUGUST 1, 2002

Neither the Securities and Exchange Commission nor any other regulatory body has approved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. It is unlawful for anyone to make any representation to the contrary.

                               TABLE OF CONTENTS

                        RISK/RETURN SUMMARY AND FUND EXPENSES

           [ICON]
                            3  Walden/BBT Domestic Social Index Fund
                            6  Walden/BBT International Social Index Fund

                        INVESTMENT OBJECTIVES AND STRATEGIES

           [ICON]
                            9  Walden/BBT Domestic Social Index Fund
                           11  Walden/BBT International Social Index Fund
                           12  Investment Risks

                        SOCIALLY RESPONSIBLE INVESTING

           [ICON]
                           13  Socially Responsible Investing

                        FUND MANAGEMENT

           [ICON]
                           14  The Investment Adviser
                           14  Portfolio Manager
                           14  Social Research and Shareholder Advocacy

                        SHAREHOLDER INFORMATION

           [ICON]
                           16  Pricing of Fund Shares
                           16  Purchasing and Adding to Your Shares
                           18  Selling Your Shares
                           20  Exchanging Your Shares
                           21  Dividends, Distributions And Taxes

                        FINANCIAL HIGHLIGHTS

           [ICON]
                           22  Walden/BBT Domestic Social Index Fund
                           23  Walden/BBT International Social Index Fund

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]
                                                WALDEN/BBT DOMESTIC
                                                SOCIAL INDEX FUND


    INVESTMENT OBJECTIVE                       The Walden/BBT Domestic Social Index Fund seeks long-term
                                               capital growth through a portfolio of stocks intended to
                                               parallel the diversification, risk profile, and
                                               investment performance of the U.S. large capitalization
                                               equity market while incorporating social investment
                                               objectives.

    PRINCIPAL INVESTMENT STRATEGIES            The Fund invests primarily in U.S. large capitalization
                                               stocks that pass its social criteria. Using optimization
                                               techniques, the Fund selects securities from the screened
                                               universe to create a portfolio that approximates the
                                               diversification, risk factor profile, and expected
                                               investment performance of widely followed diversified
                                               market indices of U.S. large capitalization stocks. For
                                               more information about the Fund's social criteria, please
                                               refer to page 13.

    PRINCIPAL INVESTMENT RISKS                 The Fund is subject to stock market risk. Therefore, the
                                               value of the Fund's investments will fluctuate with
                                               market conditions and the value of your investment in the
                                               Fund will also vary. You could lose money on your
                                               investment in the Fund, or the Fund could underperform
                                               other investments. The Fund's investment results may fail
                                               to match the results of widely-followed large
                                               capitalization equity market benchmark indices.

    WHO MAY WANT TO INVEST?                    Consider investing in the Fund if you are:
                                                 - Interested in ensuring that your investments are
                                                   consistent with your social concerns and values.
                                                 - Investing for a period of time in excess of 3 to 5
                                                   years.
                                                 - Able to bear the risk of market value fluctuations in
                                                   the short-term.
                                                 - Looking for exposure to stock investments for growth.

                                               This Fund will not be appropriate for someone:
                                                 - Investing for a period of time less than 3 to 5
                                                   years.
                                                 - Not comfortable with market fluctuations in the
                                                   short-term.
                                                 - Looking primarily for a high level of current income.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]
                                                WALDEN/BBT DOMESTIC
                                                SOCIAL INDEX FUND


The chart and table on this page show how the Walden/BBT Domestic Social Index Fund has performed and how its performance has varied from year to year. The bar chart shows the Fund's performance for the past two calendar years. The table below it compares the Fund's performance (before and after taxes) since its inception on July 31, 1999 to that of its benchmark index the Standard & Poors' 500(R) Composite Stock Index ("S&P 500(R) Index").(2)
PERFORMANCE BAR
CHART AND TABLE(1)
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/01

[GRAPH]

2000                                                                             -9.84%
2001                                                                            -11.83%

                                               Past performance does not
                                               indicate how the Fund will
                                               perform in the future.

                                                 Best quarter:  Q2 2001  +5.29%
                                                 Worst quarter: Q3 2001 -14.08%

                                                     AVERAGE ANNUAL TOTAL
                                                     RETURNS
                                                     (for the periods ending
                                                     December 31, 2001)(4)

                                                                                 PAST       SINCE
                                                               FUND INCEPTION    YEAR     INCEPTION
                                                               ------------------------------------
 WALDEN/BBT DOMESTIC SOCIAL INDEX FUND                            7/31/99
  Before Taxes                                                                  -11.83%    -6.14%
  After Taxes on Distributions(2)                                               -12.03%    -6.39%
  After Taxes on Distributions and Sale of Fund Shares(2)                        -7.20%    -4.98%
                                                               ------------------------------------
 S&P 500(R) INDEX(3)                                              7/31/99       -11.89%     5.21%
---------------------------------------------------------------------------------------------------

The table assumes that shareholders redeem all their fund shares at the end of the period indicated.

(1) Both the chart and table assume reinvestment of dividends and distributions.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3) A widely recognized, unmanaged index of common stocks generally representative of the U.S. large capitalization stock market as a whole. The index does not reflect the deduction of fees and expenses associated with a mutual fund or the impact of taxes.
(4) For the period January 1, 2002 through June 30, 2002, the aggregate (non-annualized) total return of the Fund was -13.27%.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]
                                                            WALDEN/BBT DOMESTIC
                                                            SOCIAL INDEX FUND


                                          SHAREHOLDER TRANSACTION FEES
                                          (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                          Maximum Sales Charge (load) on Purchases                n/a
                                          Maximum Deferred Sales Charge (load)                    n/a
                                          Account Maintenance Fee
                                          (for accounts under $8,000)                       $25/year*

                                          ANNUAL FUND OPERATING EXPENSES
                                          (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                          Management Fees                                     0.50%
                                          Distribution and Service (12b-1) Fees                   n/a
                                          Other Expenses                                      0.49%**
                                          Total Fund Operating Expenses                       0.99%**
                                          Fee Waiver and/or Expense Reimbursement             0.24%**
                                          Net Expenses                                        0.75%**

   ANNUAL FEES AND EXPENSES
   This table describes the
   fees and expenses that
   you may pay if you buy
   and hold shares of the
   Walden/BBT Domestic
   Social Index Fund.

                                * The account maintenance fee will be deducted from your annual distribution of the Fund's dividends. If your distribution is less than the fee, fractional shares will be redeemed automatically to make up the difference.

                                ** The Adviser has entered into an expense limitation agreement with the Walden/BBT Domestic Social Index Fund to limit the Total Fund Operating Expenses of the Walden/BBT Domestic Social Index Fund to 0.75% of its average daily net assets for its current fiscal year. The Fund has agreed to repay the Adviser for amounts waived or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the Fund's Total Fund Operating Expenses to exceed 0.75% of its average daily net assets and the repayment is made within three years after the year in which the Adviser incurred the expense.

   EXPENSE EXAMPLE
   Use this table to compare fees
   and expenses with those of
   other funds. The table
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:
    - $10,000 investment
    - 5% annual return
    - redemption at the end of
      each period
    - no changes in the Fund's
      operating expenses

   Because this example is
   hypothetical and for comparison
   purposes only, your actual
   costs will be different.

                                                        WALDEN/BBT
                                                        DOMESTIC SOCIAL        1       3      5       10
                                                        INDEX FUND           YEAR   YEARS  YEARS   YEARS
                                                                             $77    $315   $547   $1,213

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]
                                                        WALDEN/BBT INTERNATIONAL
                                                        SOCIAL INDEX FUND




    INVESTMENT OBJECTIVE                      The Walden/BBT International Social Index Fund seeks
                                              long-term capital growth through a portfolio of
                                              international equities intended to parallel the
                                              performance of the Morgan Stanley Capital
                                              International/Europe, Asia and Far East Index (the
                                              "MSCI/EAFE Index"). The MSCI/EAFE Index is comprised of
                                              stocks traded on the exchanges in Europe, Asia and the
                                              Far East.

    PRINCIPAL INVESTMENT STRATEGIES           The Fund invests primarily in international equity
                                              securities and utilizes "indexing" techniques to
                                              approximate the performance of the MSCI/EAFE Index. Under
                                              normal conditions the Fund will invest at least 80% of
                                              its assets in the stocks comprising the MSCI/EAFE Index.
                                              The percentage of each stock held in the Fund generally
                                              will be based on that stock's weighting in the MSCI/EAFE
                                              Index. Modifications, as necessary, will adjust for
                                              securities which are not included due to social
                                              investment criteria. For more information about the
                                              Fund's social criteria, please refer to page 13.

    PRINCIPAL INVESTMENT RISKS                The Fund is subject to stock market risk. Therefore, the
                                              value of the Fund's investments will fluctuate with
                                              market conditions and the value of your investment in the
                                              Fund will also vary. The Fund is also subject to foreign
                                              investment risk because it invests primarily in foreign
                                              issuers. Foreign investments may be more risky than
                                              domestic U.S. investments due to unstable international
                                              political and economic conditions, currency exchange
                                              rates and a lack of liquidity. You could lose money on
                                              your investment in the Fund, or the Fund could
                                              underperform other investments. The Fund's investment
                                              results may fail to match the results of the MSCI/EAFE
                                              Index.

    WHO MAY WANT TO INVEST?                   Consider investing in the Fund if you are:
                                                - Interested in ensuring that your investments are
                                                  consistent with your social concerns and values.
                                                - Investing for a period of time in excess of 3 to 5
                                                  years.
                                                - Looking for a high-quality, well-diversified,
                                                  all-equity portfolio that provides the potential for
                                                  growth of your investment.
                                                - Comfortable with market value fluctuations in the
                                                  short-term.
                                              This Fund will not be appropriate for someone:
                                                - Investing for a period of time less than 3 to 5
                                                  years.
                                                - Not comfortable with market value fluctuations in the
                                                  short term.
                                                - Looking for current income.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]
                                                        WALDEN/BBT INTERNATIONAL
                                                        SOCIAL INDEX FUND


The chart and table on this page show how the Walden/BBT International Social Index Fund has performed and how its performance has varied from year to year. The bar chart shows the Fund's performance for the past two calendar years. The table below it compares the Fund's performance (before and after taxes) since its inception on August 26, 1999 to that of its benchmark index the Morgan Stanley Capital International/Europe, Asia and Far East Index (the "MSCI/EAFE Index").(2)
PERFORMANCE BAR
CHART AND TABLE(1)
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31/01
[GRAPH]

2000                                                                            -15.86%
2001                                                                            -21.27%

                                             Past performance does not indicate
                                             how the Fund will perform in the
                                             future.

                                                Best quarter:  Q1 2000    -1.56%
                                                Worst quarter: Q3 2001   -13.36%

                                                     AVERAGE ANNUAL TOTAL
                                                     RETURNS
                                                     (for the periods ending
                                                     December 31, 2001)(4)

                                                                                 PAST       SINCE
                                                               FUND INCEPTION    YEAR     INCEPTION
                                                               ------------------------------------
 WALDEN/BBT INTERNATIONAL SOCIAL INDEX FUND                       8/26/99
  Before Taxes                                                                  -21.27%    -8.59%
  After Taxes on Distributions(2)                                               -21.60%    -8.90%
  After Taxes on Distributions and Sale of Fund Shares(2)                       -12.91%    -6.89%
                                                               ------------------------------------
 MSCI/EAFE INDEX(3)                                               8/26/99       -21.45%    -9.08%
---------------------------------------------------------------------------------------------------

The table assumes that shareholders redeem all their fund shares at the end of the period indicated.

(1) Both charts assume reinvestment of dividends and distributions.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3) A widely recognized, unmanaged index of common stocks of companies in a diverse range of developed countries in Europe, Australasia and the Far East. The index does not reflect the deduction of fees and expenses associated with a mutual fund or the impact of taxes.
(4) For the period January 1, 2002 through June 30, 2002, the aggregate (non-annualized) total return of the Fund was -1.39%.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]
                                                        WALDEN/BBT INTERNATIONAL
                                                        SOCIAL INDEX FUND


                                          SHAREHOLDER TRANSACTION FEES
                                          (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                          Maximum Sales Charge (load) on Purchases             n/a
                                          Transaction Fee on Purchases                      1.00%*
                                          Maximum Deferred Sales Charge (load)                 n/a

                                          ANNUAL FUND OPERATING EXPENSES
                                          (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                          Management Fees                                   0.50%
                                          Distribution and Service (12b-1) Fees                n/a
                                          Other Expenses                                    0.80%**
                                          Total Fund Operating Expenses                     1.30%**
                                          Fee Waiver and/or Expense Reimbursement           0.30%**
                                          Net Expenses                                      1.00%**

ANNUAL FEES AND EXPENSES
This table describes the
fees and expenses that
you may pay if you buy
and hold shares of the
Walden/BBT International
Social Index Fund.

                                Expense information in the table above has been restated to reflect current fees.

                                * The transaction fee on purchases is deducted from all purchases (including exchanges from other affiliated funds) but not from reinvested dividends and capital gains.

                                ** The Adviser has entered into an expense limitation agreement with the Walden/BBT International Social Index Fund to limit the Total Fund Operating Expenses of the Walden/BBT International Social Index Fund to 1.00% of its average daily net assets for its current fiscal year. The Fund has agreed to repay the Adviser for amounts waived or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the Fund's Total Fund Operating Expenses to exceed 1.00% of its average daily net assets and the repayment is made within three years after the year in which the Adviser incurred the expense.
   EXPENSE EXAMPLE
   Use this table to compare fees
   and expenses with those of
   other Funds. It illustrates the
   amount of fees and expenses you
   would pay, assuming the
   following:

     - $10,000 investment
     - 5% annual return
     - redemption at the end of
       each period
     - no changes in the Fund's
       operating expenses

   Because this example is
   hypothetical and for comparison
   purposes only, your actual
   costs will be different.

                                                        WALDEN/BBT
                                                        INTERNATIONAL                1      3      5       10
                                                        SOCIAL INDEX FUND         YEAR   YEARS  YEARS   YEARS
                                                                                  $202   $412   $713   $1,568

   INVESTMENT OBJECTIVES AND STRATEGIES

                                         [ICON]

                                            WALDEN/BBT DOMESTIC SOCIAL INDEX
                                            FUND

   TICKER SYMBOL: WDSIX

   INVESTMENT OBJECTIVE

   The investment objective of the Walden/BBT Domestic Social Index Fund is to seek long-term capital growth through a portfolio of stocks intended to parallel the diversification, risk profile, and investment performance of the U.S. large capitalization equity market while incorporating social investment objectives.

   SOCIAL RESPONSIBILITY OBJECTIVES

   The Walden/BBT Domestic Social Index Fund is dedicated to promoting corporate social responsibility. The Fund uses its share ownership to encourage improvement in the social and environmental policies and practices of companies in which it invests.

   In order to improve corporate social performance, the Fund engages in dialogue, shareholder resolutions, and other steps to address the following areas:

     - PRODUCT SAFETY AND QUALITY

             Tobacco, alcohol, gaming involvement

             Weapons manufacturing

             Nuclear power involvement

             Marketing practices

             Product integrity

     - NATURAL ENVIRONMENT

             Resource conservation

             Pollution prevention

     - WORKPLACE

             Equal employment opportunity

             Work-life balance

             Wages and benefits

             Training and education

             Health and occupational safety

             Labor and employee relations

     - COMMUNITY AND SOCIETY

             Respect for human rights

             Community reinvestment

             Corporate citizenship/involvement

     - TRANSPARENCY AND ACCOUNTABILITY

             Corporate governance

             Corporate social responsibility

   INVESTMENT OBJECTIVES AND STRATEGIES

                                         [ICON]

   When the Fund buys shares in a company on behalf of its investors, it has the right to vote their proxies at annual shareholder meetings of the companies it invests in. The Adviser to the Fund votes all proxies, carefully considering each management proposal as well as independent proposals. Thus, the Fund's position is expressed on all social, environmental, and corporate governance issues. The Fund may also lend its name and voice to efforts to influence public policy as a way of ending harmful or unjust business practices.

   The Fund excludes companies whose primary business activity involves the following harmful products: tobacco, weapons, alcoholic beverages and gaming activities. Specifically, the Fund avoids investing in companies that:

        - Earn significant revenues from tobacco products, alcoholic beverages or gaming activities.

        - Earn significant revenues from the manufacture or sale of military weapons systems or firearms.

   These objectives may be supplemented or amended whenever the Adviser, in its sole discretion, believes such supplements or amendments are needed to satisfy the Fund's social or financial objectives.

   POLICIES AND STRATEGIES

   Selection of stocks for the Fund is a two-part process. Initially, the Adviser creates a selection universe comprised primarily of companies in the U.S. large capitalization equity market that meet the Fund's socially responsive investment criteria, and certain additional stocks that also meet these criteria. From this universe, the Adviser then selects a portfolio of stocks that, in the Adviser's judgement, will parallel the diversification, risk profile and performance of the U.S. large capitalization stock market.

   The Fund also engages in shareholder advocacy with portfolio companies to encourage them to improve their social and environmental performance.

   The Fund's social responsibility guidelines are subject to change without shareholder approval.

   INVESTMENT OBJECTIVES AND STRATEGIES

                                         [ICON]

                                            WALDEN/BBT INTERNATIONAL SOCIAL
                                            INDEX FUND

   TICKER SYMBOL: WISIX

   INVESTMENT OBJECTIVE

   The investment objective of the Walden/BBT International Social Index Fund is to seek long-term growth of capital through a portfolio of international equities intended to parallel the performance of the MSCI/EAFE Index, while incorporating social investment objectives.

   SOCIAL RESPONSIBILITY OBJECTIVES

   The Walden/BBT International Social Index Fund promotes corporate social responsibility and works for social change through the use of social screening, shareholder advocacy, and proxy voting. The Fund encourages companies to improve their social and environmental performance.

   The Fund invests in companies that the Adviser believes:

        - Are above average in their industry for environmental performance, employment practices, community relations, and product quality.

   The Fund avoids investing in companies that, to the Adviser's knowledge:

        - Earn significant revenues from tobacco, alcoholic beverages, or gaming activities.

        - Earn significant revenues from the manufacture or sale of military weapon systems or firearms.

        - Have critical, direct involvement in nuclear power production.

        - Contribute significantly to human rights abuses

   The Fund also is involved in shareholder advocacy with the companies whose shares it owns. For example, the Adviser corresponds with management, meets with company representatives, and sends representatives to appropriate company stockholder meetings to speak on issues important to the Fund and its investors. If national law allows the filing of shareholder resolutions, the Fund may file such resolutions on corporate governance issues. In pursuing these goals the Fund works co-operatively with other organizations and investors.

   The Fund's role as shareowner provides a unique opportunity to influence the policies and practices of the companies it invests in. It does so in the belief that responsibly run companies are often better investments over the long term.

   These objectives may be supplemented or amended whenever the Adviser, in its sole discretion, believes such supplements or amendments are needed to satisfy the Fund's social or financial objectives.

   POLICIES AND STRATEGIES

   Selection of stocks for the Fund is a two-part process. Initially, the Adviser creates a selection universe comprised of the companies in the MSCI/EAFE Index(R) and other international stocks that meet the Fund's socially responsive investment criteria. From this universe, the Adviser then selects a portfolio of stocks that, in the Adviser's judgement, will parallel the risk profile and performance of the MSCI/EAFE

  INVESTMENT OBJECTIVES AND STRATEGIES

                                         [ICON]

   Index(R). In some instances, the Fund may invest in stocks that do not completely meet all of the Fund's social objectives, in order to achieve its financial objectives.

   The Fund also engages in dialogue and shareholder advocacy with portfolio companies to encourage them to improve their social and environmental performance.

   The Fund's social guidelines are subject to change without shareholder approval.

                                            INVESTMENT RISKS

   Any investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested.

   Generally, the Funds will be subject to the following risks:

     - MARKET RISK: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Funds' performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in each Fund's investment portfolio, national and international economic conditions and general market conditions.

     - INTEREST RATE RISK: Interest rate risk refers to the risk that the value of either Fund's fixed income securities can change in response to changes in prevailing interest rates causing volatility and possible loss of value as rates increase.

     - CREDIT RISK: Credit risk refers to the risk related to the credit quality of the issuer of a security held in either Fund's portfolio. The Funds could lose money if the issuer of a security is unable to meet its financial obligations or the market's perception of the issuer not being able to meet them increases.

   In addition, the Walden/BBT International Social Index is subject to the following risk:

     - FOREIGN INVESTMENT RISK: The Walden/BBT International Social Index Fund invests primarily in foreign securities which are subject to investment risks different from those associated with domestic securities. Foreign investments may be riskier than domestic U.S. investments because of unstable international political and economic conditions, foreign controls or investment and currency exchange rates, withholding taxes, or a lack of adequate company information, lack of liquidity and lack of governmental regulation.

   Investments in the Funds are not deposits of Boston Trust Investment Management, Inc. or United States Trust Company of Boston and are not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC") or any other government agency.

  SOCIALLY RESPONSIBLE INVESTING

                                [ICON]

                                     SOCIALLY RESPONSIBLE INVESTING

   For many, the primary goal of socially responsive investing is consistency of aligning their investments with their values so as not to own or profit from investments in companies that violate the investor's ethical standards. This goal is achieved best by using socially responsive investment criteria to evaluate and avoid potential investments.

   For others, the goal of socially responsive investing is advocating for positive social change. Recognizing that today's global corporations have a critical role in social and economic justice, this advocacy uses the power of share ownership to influence corporate behavior.

   The Funds utilize both socially responsive investment criteria and shareholder advocacy strategies to achieve their financial and social objectives. The Funds actively engage in promoting corporate accountability and social change through company dialogue and shareholder resolutions, proxy voting, public policy testimony and educational outreach. In doing so, the Funds urge companies to recognize that the sustainability of their profits is connected, in part, to how they treat workers, customers, communities and the natural environment as valuable, long-term assets.

  FUND MANAGEMENT

                 [ICON]

                            THE INVESTMENT ADVISER

   Boston Trust Investment Management, Inc. (the "Adviser"), 40 Court Street, Boston, MA 02108, is the investment adviser for the Funds. Walden Asset Management, a division of the Adviser's parent company, United States Trust Company of Boston ("USTC"), assists the Funds by providing guidance with respect to each Fund's social guidelines. The Adviser is a wholly-owned subsidiary of USTC, which in turn is a wholly-owned subsidiary of Citizen's Financial Group, Inc., Providence, Rhode Island ("CFG"), a Delaware corporation. CFG is a wholly-owned subsidiary of The Royal Bank of Scotland plc, a banking company organized under the laws of Scotland. USTC is not affiliated with the United States Trust Company of New York.

   The Adviser makes the day-to-day investment decisions for the Funds. In addition, the Adviser continuously reviews, supervises and administers each Fund's investment program. For these advisory services, each of the Funds paid the Adviser investment advisory fees equaling 0.50% of its average daily net assets during the fiscal year ended March 31, 2002. In accordance with an expense limitation agreement in effect with respect to each of the Funds, the Adviser reimbursed the Domestic Social Index Fund 0.19% resulting in a net investment advisory fee, after reimbursement, of 0.31% for the Fund, and it reimbursed the International Social Index Fund 0.25% resulting in a net investment advisory fee, after reimbursement, of 0.25% for the Fund.

                            PORTFOLIO MANAGER

   The following individual serves as portfolio manager for the Funds and is primarily responsible for the day-to-day management of each Fund's portfolio:

   Ms. Geeta B. Aiyer, portfolio manager at the Adviser, manages both Funds. Ms. Aiyer, founder and president of Walden Asset Management, joined the Adviser when it assumed all duties and responsibilities for providing investment advisory services from USTC. Ms. Aiyer had served as portfolio manager to both Funds as an employee of USTC previously. Ms. Aiyer earned an M.A. from the University of Delhi, India and an M.B.A. from Harvard University. Ms. Aiyer is a Chartered Financial Analyst and a member of the Boston Security Analysts Society.

   The Statement of Additional Information has more detailed information about the Adviser.

                            SOCIAL RESEARCH AND SHAREHOLDER ADVOCACY

   Walden Asset Management ("Walden") performs shareholder advocacy, proxy voting, and other social initiatives for the Adviser and is paid a fee for these services by the Adviser. Walden uses an in-house research team to implement the Funds' socially responsive investment criteria and shareholder advocacy initiatives. Since 1975, Walden has been involved in socially responsive investing.

   Walden maintains a consulting agreement with the Brethren Benefit Trust, Inc. ("BBT") pursuant to which the BBT provides information to Walden concerning issues of international peace and social justice. The consulting fee received by the BBT for these services is paid directly by Walden to the BBT

  FUND MANAGEMENT

                 [ICON]



   and is not paid by the Funds. The consulting service provided by the BBT to Walden is used by Walden exclusively with regard to the Funds.

   THE DISTRIBUTOR AND ADMINISTRATOR

   BISYS Fund Services Limited Partnership is the Funds' distributor and BISYS Fund Services, Ohio, Inc. is the Funds' administrator. Their address is 3435 Stelzer Road, Columbus, OH 43219.

   CAPITAL STRUCTURE

   The Coventry Group was organized as a Massachusetts business trust on January 8, 1992. Overall responsibility for the management of the Funds is vested in its Board of Trustees. Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held and will vote in the aggregate and not by series except as otherwise expressly required by law. An annual or special meeting of shareholders to conduct necessary business is not required by the Coventry Group's Declaration of Trust, the 1940 Act or other authority, except under certain circumstances. Absent such circumstances, the Coventry Group does not intend to hold annual or special meetings.

  SHAREHOLDER INFORMATION

                         [ICON]

                                PRICING OF FUND SHARES

   ---------------------------
   HOW NAV IS CALCULATED
   The NAV is calculated by
   adding the total value of
   the Fund's investments and
   other assets, subtracting
   its liabilities and then
   dividing that figure by the
   number of outstanding
   shares of the Fund:
              NAV =
   Total Assets - Liabilities

  ------------------------------------------------------------------------------
        Number of Shares
           Outstanding
   You can find each Fund's
   NAV daily in The Wall
   Street Journal and other
   financial newspapers.

   ---------------------------

                                          The net asset value (NAV) per share of
                                          each Fund is determined at the time
                                          trading closes on the New York Stock
                                          Exchange ("NYSE") (currently 4:00
                                          p.m., Eastern Standard Time, Monday
                                          through Friday), except on business
                                          holidays when the NYSE is closed. The
                                          NYSE recognizes the following
                                          holidays: New Year's Day, President's
                                          Day, Martin Luther King, Jr. Day, Good
                                          Friday, Memorial Day, Fourth of July,
                                          Labor Day, Thanksgiving Day, and
                                          Christmas Day. Any other holiday
                                          recognized by the NYSE will be
                                          considered a business holiday on which
                                          the net asset value of each Fund will
                                          not be calculated.

                                          Your order for purchase, sale or
                                          exchange of shares is priced at the
                                          next NAV calculated after your order
                                          is accepted by the Funds. This is
                                          known as the offering price.

                                          Each Fund's securities are valued
                                          generally at current market prices. If
                                          market quotations are not available,
                                          prices will be based on fair value as
                                          determined by the Funds' Trustees.

                                PURCHASING AND ADDING TO YOUR SHARES

   You may purchase the Funds through the Distributor or through investment representatives, who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative for specific information.

   The minimum initial investment in each Fund is $2,500. Subsequent investments must be at least $500. BISYS Fund Services (the "Distributor") acts as Distributor of each Fund's shares. Shares of the Funds are offered continuously for purchase at the net asset value per share of the respective Fund next determined after a purchase order is received. Investors may purchase shares of the Funds by check or wire, as described below.

   The Walden/BBT International Social Index Fund imposes a portfolio transaction fee on share purchases equal to 1.00% of the dollar amount invested. This fee, which is not a sales charge, is paid directly to the Fund and not to any other party. The fee is deducted automatically from the amount invested and cannot be paid separately. The fee applies to the initial investment in the Fund (including purchases made as a result of exchanges from another affiliated fund) and all subsequent purchases, but not to reinvested dividend or capital gains distributions. The purpose of the portfolio transaction fee is to allocate transaction costs associated with Fund purchases to the shareholder making the transaction and thus insulate other shareholders from those transaction costs. In this manner, the Fund attempts to track its index more closely.

  SHAREHOLDER INFORMATION

                         [ICON]

                                PURCHASING AND ADDING TO YOUR SHARES
                                CONTINUED

   The Walden/BBT Domestic Social Index Fund assesses an annual account maintenance fee of $25 for each shareholder account. This fee, which is deducted from the Fund's annual dividend, is waived for shareholders with an account balance of $8,000 or more at the time of the annual contribution. The purpose of this fee is to allocate a portion of the costs of maintaining shareholder accounts equally to all accounts.

   All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks and credit card convenience checks are not accepted.

   A Fund or the Adviser may waive its minimum purchase requirement, or the Distributor may reject a purchase order, if it is deemed to be in the best interest of either Fund and its shareholders.

   INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

   [ICON]
       BY REGULAR MAIL OR OVERNIGHT SERVICE

   INITIAL INVESTMENT:

   1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

   2. Make check, certified check or money order payable to either "Walden/BBT Domestic Social Index Fund" or "Walden/BBT International Social Index Fund", as applicable.

   3. Mail to: Walden/BBT Funds, c/o BISYS Fund Services, P.O. Box 182218, Columbus, Ohio 43218-2218.

   SUBSEQUENT INVESTMENT:

   1. Subsequent investments should be made by check or money order payable to the applicable fund and mailed to the address indicated above. Your account number should be written on the check.

   [ICON]
       BY WIRE TRANSFER

   Note: Your bank may charge a wire transfer fee.

   For initial investment: Before wiring funds, you should call 1-877-7-WALDEN to advise that an initial investment will be made by wire and to receive an account number. Follow the instructions below after receiving your account number.

   For initial and subsequent investments: Instruct your bank to wire transfer your investment to:
   Huntington National Bank
   Routing Number: ABA #044000024
   DDA#01892024206
   Include:
   Your name
   Your account number
   Fund name

  SHAREHOLDER INFORMATION

                         [ICON]

                                SELLING YOUR SHARES

   INSTRUCTIONS FOR SELLING SHARES
   You may sell your shares at
   any time. Your sales price
   will be the next NAV after
   your sell order is received by
   the Funds, its transfer agent,
   or your investment
   representative. Normally you
   will receive your proceeds
   within a week after your
   request is received. See
   section on "General Policies
   on Selling Shares" below.

   [ICON]
       BY TELEPHONE

   (unless you have declined telephone sales privileges)

     1. Call 1-877-7-WALDEN with instructions as to how you wish to receive your funds (mail, wire, electronic transfer).

   [ICON]
       BY MAIL

     2(a). Call 1-877-7-WALDEN to request redemption forms or write a letter of instruction indicating:
           - your Fund and account number
           - amount you wish to redeem
           - address where your check should be sent
           - account owner signature

     2(b). Mail to: WALDEN/BBT FUNDS, c/o BISYS Fund Services, P.O. Box 182218,
           Columbus, Ohio 43218-2218.

   [ICON]
       BY OVERNIGHT SERVICE

   SEE INSTRUCTION 2 ABOVE.
   Send to: WALDEN/BBT FUNDS, c/o BISYS Fund Services, Attn: T.A. Operations, 3435 Stelzer Road, Columbus, Ohio 43219.

   [ICON]
       BY WIRE TRANSFER

   You must indicate this option on your application.

   Call 1-877-7-WALDEN to request a wire transfer. If you call by 4 p.m. Eastern Standard Time, your payment normally will be wired to your bank on the next business day.

   The Funds may charge a wire transfer fee.

   Note: Your financial institution may also charge a separate fee.

WITHDRAWING MONEY FROM YOUR FUND INVESTMENT
A request for a withdrawal in cash from either Fund
                                       constitutes a redemption or sale of
                                       shares
                                       for a mutual fund shareholder.

  SHAREHOLDER INFORMATION

                         [ICON]

   GENERAL POLICIES ON SELLING SHARES

   REDEMPTIONS IN WRITING REQUIRED
   You must request redemption in writing in the following situations:

   1. Redemptions from Individual Retirement Accounts ("IRAs").

   2. Circumstances under which redemption requests require a signature guarantee include, but may not be limited to, each of the following:
     - Your account registration or the name(s) on your account has changed within the last 10 business days.
     - The check is not being mailed to the address on your account.
     - The check is not being made payable to the owner of the account.
     - The redemption proceeds are being transferred to another Fund account with a different registration.
     - The redemption proceeds are being wired to bank instructions currently not on your account.
   Signature guarantees must be obtained from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

   VERIFYING TELEPHONE REDEMPTIONS

   The Funds make every effort to ensure that telephone redemptions are made only by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders.

   REDEMPTIONS WITHIN 10 DAYS OF INITIAL INVESTMENT

   When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 10 business days). You can avoid this delay by purchasing shares with a wire transfer or a certified check.

   REFUSAL OF REDEMPTION REQUEST

   Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

   REDEMPTION IN KIND

   The Funds reserve the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (a redemption of more than 1% of the Fund's net assets). If either Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

  SHAREHOLDER INFORMATION

                         [ICON]

   CLOSING OF SMALL ACCOUNTS

   If your account falls below $500, the Fund may ask you to increase your balance. If it is still below $500 after 60 days, the Fund may close your account and send you the proceeds at the then current NAV.

   UNDELIVERABLE REDEMPTION CHECKS

   For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

                                EXCHANGING YOUR SHARES

   You can exchange your shares in one Fund for shares of another Boston Trust or Walden Mutual Fund. No transaction fees are charged for exchanges.

   You must meet the minimum investment requirements for the Fund into which you are exchanging.

   INSTRUCTIONS FOR EXCHANGING SHARES

   Exchanges may be made by sending a written request to Walden/BBT Funds, c/o BISYS Fund Services, P.O. Box 182218, Columbus, Ohio 43218-2218 or by calling 1-877-7-WALDEN. Please provide the following information:

     - Your name and telephone number.

     - The exact name on your account and account number.

     - Taxpayer identification number (usually your Social Security number).

     - Dollar value or number of shares to be exchanged.

     - The name of the Fund from which the exchange is to be made.

     - The name of the Fund into which the exchange is being made.

   Please refer to "Selling Your Shares" for important information about telephone transactions.

   NOTES ON EXCHANGES

     - To prevent disruption in the management of the Funds, exchange activity may be limited to 4 exchanges within a calendar year.

     - The registration and tax identification numbers of the two accounts must be identical.

     - The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

  SHAREHOLDER INFORMATION

                         [ICON]

                                DIVIDENDS, DISTRIBUTIONS AND TAXES

   Any income a Fund receives in the form of dividends is paid out, less expenses, to its shareholders. Income dividends and capital gains distributions on the Funds usually are paid annually.

   Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

   An exchange of shares is considered a sale, and gains from any sale or exchange may be subject to applicable taxes.

   Dividends are taxable as ordinary income. Distributions designated by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate, regardless of how long you have held your shares.

   Dividends are taxable in the year in which they are paid, even if they appear on your account statement in the following year.

   You will be notified in January of each year about the federal tax status of distributions made by the Funds. Depending on your state of residence, distributions also may be subject to state and local taxes, including withholding taxes. There is a penalty on certain pre-retirement distributions from retirement accounts.

   Foreign shareholders may be subject to special withholding requirements.

   The Funds are required to withhold 30% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Funds with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

   This tax discussion is meant only as a general summary. Because each investor's tax situation is unique, you should consult your tax adviser about the particular consequences to you of investing in the Funds.

  FINANCIAL HIGHLIGHTS

                   [ICON]

   The financial highlights tables are intended to help you understand each Fund's performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with each Fund's financial statements, are included in the annual report of the Funds, which is available upon request.

                                                                        WALDEN/BBT
                                                                     DOMESTIC SOCIAL
                                                                        INDEX FUND
                                               ------------------------------------------------------------
                                                    FOR THE              FOR THE              FOR THE
                                                   YEAR ENDED           YEAR ENDED         PERIOD ENDING
                                                 MARCH 31, 2002       MARCH 31, 2001     MARCH 31, 2000(a)
    NET ASSET VALUE, BEGINNING OF PERIOD            $  8.50              $ 11.00              $ 10.00
    -------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income                            0.05                 0.05                 0.04
      Net realized and unrealized
        gains/(losses) from investments               (0.07)               (2.47)                0.98
    -------------------------------------------------------------------------------------------------------
        Total from investment activities              (0.02)               (2.42)                1.02
    -------------------------------------------------------------------------------------------------------
    DIVIDENDS:
      Net investment income                           (0.05)               (0.05)               (0.02)
      Net realized gains from investments                --                (0.03)                --(b)
    -------------------------------------------------------------------------------------------------------
        Total dividends                               (0.05)               (0.08)               (0.02)
    -------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                  $  8.43              $  8.50              $ 11.00
    -------------------------------------------------------------------------------------------------------
    TOTAL RETURN                                      (0.22%)             (22.09%)              10.23%(d)
    RATIOS/SUPPLEMENTARY DATA:
    Net assets at end of period (000's)             $29,598              $27,660              $29,213
    Ratio of expenses to average net assets            0.75%                0.75%                0.75%(e)
    Ratio of net investment income to
      average net assets                               0.62%                0.47%                0.57%(e)
    Ratio of expenses to average net
      assets(c)                                        0.99%                1.04%                1.01%(e)
    Portfolio turnover                                 5.32%                6.82%                8.20%

   (a)  Commenced operations on July 31, 1999.

   (b)  Less than $0.01 per share.

   (c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

   (d)  Not annualized.

   (e)  Annualized.

  FINANCIAL HIGHLIGHTS

                   [ICON]

                                                                        WALDEN/BBT
                                                                   INTERNATIONAL SOCIAL
                                                                        INDEX FUND
                                               ------------------------------------------------------------
                                                    FOR THE              FOR THE              FOR THE
                                                   YEAR ENDED           YEAR ENDED         PERIOD ENDING
                                                 MARCH 31, 2002       MARCH 31, 2001     MARCH 31, 2000(a)
    NET ASSET VALUE, BEGINNING OF PERIOD            $  8.84              $ 11.98              $ 10.00
    -------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income                            0.06                 0.05                 0.02
      Portfolio transaction fees                       0.03                 0.01                 0.02
      Net realized and unrealized
        gains/(losses) from investments and
        foreign currency transactions                 (0.89)               (3.13)                2.00
    -------------------------------------------------------------------------------------------------------
        Total from investment activities              (0.80)               (3.07)                2.04
    -------------------------------------------------------------------------------------------------------
    DIVIDENDS:
      Net investment income                           (0.05)               (0.03)               (0.02)
      In excess of net investment income                 --                   --                (0.01)
      Net realized gains from investments
        and foreign currency transactions             (0.05)               (0.04)               (0.03)
    -------------------------------------------------------------------------------------------------------
        Total dividends                               (0.10)               (0.07)               (0.06)
    -------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                  $  7.94              $  8.84              $ 11.98
    -------------------------------------------------------------------------------------------------------
    TOTAL RETURN                                      (8.97%)             (25.70%)              20.35%(c)
    RATIOS/SUPPLEMENTARY DATA:
    Net assets at end of period (000's)             $55,783              $48,657              $67,312
    Ratio of expenses to average net assets            1.00%                1.00%                0.92%(d)
    Ratio of net investment income to
      average net assets                               0.93%                0.55%                0.26%(d)
    Ratio of expenses to average net
      assets(b)                                        1.30%                1.13%                1.03%(d)
    Portfolio turnover                                21.25%               14.73%               11.41%

   (a)  Commenced operations on August 26, 1999.

   (b) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

   (c)  Not annualized.

   (d)  Annualized.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

Each Fund's annual and semi-annual reports to shareholders contain additional investment information. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its most recent fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

YOU CAN RECEIVE FREE COPIES OF REPORTS AND THE SAI, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CONTACTING THE FUNDS AT:

                            WALDEN/BBT MUTUAL FUNDS

                            C/O BISYS FUND SERVICES
                            3435 STELZER ROAD
                            COLUMBUS, OHIO 43219

                            TELEPHONE: 1-877-7-WALDEN

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION:

You can obtain copies of Fund documents from the SEC as follows:
IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)
BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)
ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov
BY ELECTRONIC REQUEST:

publicinfo@sec.gov

WALBBT  080100

Investment Company Act file no. 811-6526.

                                                           Recycle Symbol

                      WALDEN/BBT DOMESTIC SOCIAL INDEX FUND
                   WALDEN/BBT INTERNATIONAL SOCIAL INDEX FUND

                         Each an Investment Portfolio of

                               The Coventry Group

                       Statement of Additional Information

                                 August 1, 2002

This Statement of Additional Information is not a prospectus but should be read in conjunction with the prospectus for Walden/BBT Domestic Social Index Fund and Walden/BBT International Social Index Fund (collectively, the "Funds"), dated the same date as the date hereof (the "Prospectus"). The Funds are separate investment portfolios of The Coventry Group (the "Group"), an open-end investment management company. This Statement of Additional Information is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Walden Mutual Funds at 40 Court Street, Boston, Massachusetts 02108, or by telephoning toll free (800) 282-8782, ext. 4050.

                                TABLE OF CONTENTS



INVESTMENT OBJECTIVE AND POLICIES............................................3

   Additional Information on Portfolio Instruments...........................3
   Investment Restrictions...................................................8
   Portfolio Turnover........................................................9

NET ASSET VALUE.............................................................10


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................10

   Matters Affecting Redemption.............................................10

MANAGEMENT OF THE GROUP.....................................................10

   Trustees and Officers....................................................10
   Investment Adviser.......................................................14

CODE OF ETHICS..............................................................16

   Portfolio Transactions...................................................16
   Administrator............................................................18
   Distributor..............................................................19
   Custodian................................................................19
   Transfer Agency and Fund Accounting Services.............................20
   Independent Auditors.....................................................20
   Legal Counsel............................................................21

ADDITIONAL INFORMATION......................................................21

   Description of Shares....................................................21
   Principal Shareholders...................................................22
   Vote of a Majority of the Outstanding Shares.............................22
   Additional Tax Information...............................................22
   Calculation of Performance Data..........................................26
   Performance Comparisons..................................................30
   Miscellaneous............................................................31

FINANCIAL STATEMENTS........................................................31

                       STATEMENT OF ADDITIONAL INFORMATION

                               THE COVENTRY GROUP

         The Coventry Group (the "Group") is an open-end investment management company which currently offers its shares in separate series. This Statement of Additional Information deals with two such portfolios: Walden/BBT Domestic Social Index Fund and Walden/BBT International Social Index Fund (the "Funds"). Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

         The following policies supplement the investment objectives and policies of each Fund as set forth in the Prospectus.

         MONEY MARKET INSTRUMENTS. Money market instruments selected for investment by the Funds include high grade, short-term obligations, including those issued or guaranteed by the U.S. Government, its agencies and instrumentalities, U.S. dollar-denominated certificates of deposit, time deposits and bankers' acceptances of U.S. banks (generally banks with assets in excess of $1 billion), repurchase agreements with recognized dealers and banks and commercial paper (including participation interests in loans extended by banks to issuers of commercial paper) that at the date of investment are rated A-1 by S&P or P-1 by Moody's, or, if unrated, of comparable quality as determined by the Adviser.

         REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements. Under such agreements, the seller of a security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Funds, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Funds is unrelated to the interest rate on the security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the Securities and Exchange Commission ("SEC") or exempt from such registration. The Funds will enter generally into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Funds may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 5% of the value of a Fund's net assets would be invested in illiquid securities including such repurchase agreements.

         For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. Government security subject to the repurchase agreement. In the event of the insolvency or default of the seller, the Funds could encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. As with any unsecured debt instrument purchased for the Funds, the Investment Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the U.S. Government security.

         There is also the risk that the seller may fail to repurchase the security. However, the Funds will always receive as collateral for any repurchase agreement to which they are a party securities acceptable to them, the market value of which is equal to at least 100% of the amount invested by the Funds plus accrued interest, and the Funds will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Funds will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Funds will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

         WHEN-ISSUED SECURITIES. The Funds are authorized to purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Funds to the issuer and no interest accrues to the Funds. To the extent that assets of the Funds are held in cash pending the settlement of a purchase of securities, the Funds would earn no income; however, it is the Funds' intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, any purchase of such securities would be made with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Funds make the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Funds do not believe that their net asset value or income will be affected adversely by their purchase of securities on a when-issued basis. The Funds will designate liquid securities equal in value to commitments for when-issued securities. Such segregated assets either will mature or, if necessary, be sold on or before the settlement date.

         DEBT SECURITIES AND RATINGS. Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after the Funds have acquired the security. If a security's rating is reduced while it is held by the Funds, the Adviser will consider whether the Funds should continue to hold the security, but the Funds are not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial conditions may be better or worse than the rating indicates.

         OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment objectives and policies, each Fund may purchase and write call and put options on securities, securities indexes and on foreign currencies and enter into futures contracts and use options on futures contracts, to the extent of up to 5% of its assets. The Funds will engage in futures contracts and related options only for hedging purposes and will not engage in such transactions for speculation or leverage.

         Transactions in options on securities and on indexes involve certain risks. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when the Funds seek to close out an option position. If the Funds were unable to close out an option that they had purchased on a security, they would have to exercise the option in order to realize any profit or the option would expire worthless. If the Funds were unable to close out a covered call option that they had written on a security, they would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Funds forgoe, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased by the Funds, the Funds would not be able to close out the option. If restrictions on exercise were imposed, the Funds might be unable to exercise an option they had purchased. Except to the extent that a call option on an index written by the Funds is covered by an option on the same index purchased by the Funds, movements in the index may result in a loss to the Funds; such losses might be mitigated or exacerbated by changes in the value of the Funds' securities during the period the option was outstanding.

         Use of futures contracts and options thereon also involves certain risks. The variable degree of correlation between price movements of futures contracts and price movements in the related portfolio positions of the Funds creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Funds' position. Also, futures and options markets may not be liquid in all circumstances and certain over the counter options may have no markets. As a result, in certain markets, the Funds might not be able to close out a transaction at all or without incurring losses. Although the use of options and futures transactions for hedging should minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. If losses were to result from the use of such transactions, they could reduce net asset value and possibly income. The Funds may use these techniques to hedge against changes in interest rates or securities prices or as part of its overall investment strategy. The Funds will segregate liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover their obligations under options and futures contracts to avoid leveraging of the Funds.

         STOCK INDEX OPTIONS. The Funds may purchase and write exchange-listed put and call options on stock indices to hedge against risks of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices do not involve the delivery of an underlying security; instead, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. When the Funds write an option on a stock index, they will deposit cash or cash equivalents or a combination of both in an amount equal to the market value of the option, in a segregated account with the custodian, and will maintain the account while the option is open.

         ILLIQUID AND RESTRICTED SECURITIES. The funds may not invest more than 5% of their net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so-called "restricted securities"); and (iii) repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between the Funds' decision to dispose of such securities and the time when the Funds are able to dispose of them, during which time the value of the securities could decline. Securities which meet the requirements of Securities Act Rule 144A are restricted, but may be determined to be liquid by the Trustees, based on an evaluation of the applicable trading markets.

ADDITIONAL INVESTMENT INFORMATION RELATING TO THE INTERNATIONAL INDEX FUND


         FOREIGN SECURITIES. The International Index Fund may invest all of its assets in foreign securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

         Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

         Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There can be no assurance that the Advisor will be able to anticipate or counter these potential events and their impacts on a Fund's share price.

         Securities of foreign issuers may be held by the Fund in the form of American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs"). These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national market and currencies.

         CURRENCY TRANSACTIONS. The International Index Fund may make use of active currency management from time to time. To effectively manage the currency fluctuation and related effects that such exposures give rise to, the Fund may buy or sell foreign currencies; enter into forward foreign currency exchange contracts; buy or sell options, futures or options on futures relating to foreign currencies; purchase securities indexed to the performance of one or more foreign currencies; and/or use currency management techniques to hedge against adverse movements in exchange rates.

         Such management actions as those described above are of a routine nature, are undertaken only within the limits of and in accordance with the investment policies of the Fund, and are, typically, limited in scope and duration.

         The International Fund may conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or by entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract. These transactions will require that the Fund segregate cash or liquid securities to the extent the Fund's obligations are not otherwise "covered," by the Fund owning or having the right to acquire or sell the underlying currency.

         When the Adviser believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. At the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions. The Fund's ability to engage in forward contracts may also be limited by tax considerations.

         In the alternative, the Fund may engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Fund may achieve the same protection for a foreign security at reduced cost through the use of a forward foreign currency contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated. By engaging in cross hedging transactions, the Fund assumes the risk of imperfect correlations between the subject currencies.

         The International Index Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter). Call options on foreign currency written by the Fund will be covered, which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Fund, the Fund will deposit cash or cash equivalents or a combination of both in a segregated account with the custodian in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

INVESTMENT RESTRICTIONS

         The following policies and investment restrictions have been adopted by each Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. The Funds may not:

1. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, or (b) to the extent the entry into a repurchase agreement is deemed to be a loan.

2. (a) Borrow money, except from banks for temporary or emergency purposes. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

     (b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (A Fund is not precluded from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

4. Purchase or sell real estate, commodities or commodity contracts (other than futures transactions for the purposes and under the conditions described in the Prospectus and in this Statement of Additional Information).

5. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures, forward or repurchase transactions.

7. Purchase the securities of any issuer, if as a result more than 5% of the total assets of a Fund would be invested in the securities of that issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, provided that up to 25% of the value of a Fund's assets may be invested without regard to this limitation.

     The Funds observe the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Funds may not:

1. Purchase any security if as a result a Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of a single issuer.

2.   Invest in any issuer for purposes of exercising control or management.

3. Invest in securities issued by UST Corp. (parent corporation of the Adviser).

         If a percentage restriction described in the Prospectus or this Statement of Additional Information is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except for the policies regarding borrowing and illiquid securities or as otherwise specifically noted.

PORTFOLIO TURNOVER

         The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less. For the fiscal year ended March 31, 2001 portfolio turnover rates for the Domestic Social Index Fund and International Social Index Fund were 6.82% and 14.73%, respectively. For the fiscal year ended March 31, 2002 portfolio turnover rates for the Domestic Social Index Fund and International Social Index Fund were 5.32% and 21.25%, respectively.

         The portfolio turnover rate may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates generally will result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's Shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

NET ASSET VALUE

         As indicated in the Prospectus, the net asset value of each Fund is determined once daily as of the close of public trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Standard time) on each day that the Exchange is open for trading. The New York Stock Exchange will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr.'s Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The Funds do not expect to determine the net asset value of their shares on any day when the Exchange is not open for trading even if there is sufficient trading in portfolio securities on such days to materially affect the net asset value per share.

         Investments in securities for which market quotations are readily available are valued based upon their current available prices in the principal market in which such securities are normally traded. Unlisted securities for which market quotations are readily available are valued at such market value. Securities and other assets for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Trustees of the Group. Short-term securities (i.e., with maturities of 60 days or less) are valued at either amortized cost or original cost plus accrued interest, which approximates current value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The Group may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or
(d) an emergency exists as a result of which (i) disposal by the Group of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Group to determine the fair value of its net assets.

                             MANAGEMENT OF THE GROUP

TRUSTEES AND OFFICERS

Overall responsibility for management of the Group rests with its Board of Trustees. The Trustees elect the Officers of the Group to supervise actively its day-to-day operations.

The names of the Trustees and Officers of the Group, their addresses, ages and principal occupations during the past five years are provided in the tables below. Trustees that are deemed "interested persons," as defined in the 1940 Act, are included in the table titled, "Interested Trustees." Trustees who are not interested persons are referred to as Independent Trustees.

         INTERESTED TRUSTEES*

-----------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                          TERM OF                                       FUNDS IN
                                         OFFICE**                                         FUND
                            POSITION(S) AND LENGTH                                       COMPLEX          OTHER
      NAME, ADDRESS         HELD WITH     OF TIME     PRINCIPAL OCCUPATION(S) DURING    OVERSEEN      DIRECTORSHIPS
    AND DATE OF BIRTH       THE FUNDS     SERVED             PAST FIVE YEARS           BY TRUSTEE    HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
Walter B. Grimm                                                                                     American
3435 Stelzer Road           President   President    From June 1992 to present,            18       Performance Funds
Columbus, Ohio 43219        and         and          employee of BISYS Fund Services.
Age: 56                     Trustee     Trustee
                                        since 1996.
-----------------------------------------------------------------------------------------------------------------------
R. Jeffrey Young                                     From 1993 to present, employee                        n\a
3435 Stelzer Road           Chairman    Chairman     of BISYS Fund Services.               18
Columbus, Ohio 43219        and         and
Age: 37                     Trustee     Trustee
                                        since 1999.
-----------------------------------------------------------------------------------------------------------------------

* Mr. Grimm and Mr. Young are each considered to be an "interested person" of the Group as defined in the 1940 Act due to their employment with BISYS Fund Services, the Funds' distributor and administrator.

** Trustees hold their position with the Trust until their resignation or removal.


         INDEPENDENT TRUSTEES


-----------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                          TERM OF                                       FUNDS IN
                                         OFFICE**                                         FUND
                            POSITION(S) AND LENGTH                                       COMPLEX
      NAME, ADDRESS         HELD WITH     OF TIME     PRINCIPAL OCCUPATION(S) DURING    OVERSEEN    OTHER DIRECTORSHIPS
    AND DATE OF BIRTH       THE FUNDS     SERVED             PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
Maurice G. Stark                                     Retired. Until December 31,                            n/a
3435 Stelzer Road            Trustee    Since 1992.  1994, Vice President-Finance          18
Columbus, Ohio 43219                                 and Treasurer, Battelle
Age 66                                               Memorial Institute (scientific
                                                     research and development
                                                     service corporation).
-----------------------------------------------------------------------------------------------------------------------
Michael M. Van Buskirk                                                                              BISYS Variable
3435 Stelzer Road            Trustee    Since 1992.  From June 1991 to present,            18       Insurance Funds
Columbus, Ohio 43219                                 employee of and currently
Age: 54                                              President of The Ohio Bankers'
                                                     League (trade association);
                                                     from September 1987 to June
                                                     1991, Vice President-
                                                     Communications, TRW
                                                     Information Systems
                                                     Group (electronic and space
                                                     engineering).
-----------------------------------------------------------------------------------------------------------------------
John H. Ferring IV
3435 Stelzer Road            Trustee    Since 1998.  From 1979 to present, President       18                n/a
Columbus, Ohio 43219                                 and Owner of Plaze,
Age: 49                                              Incorporated, St. Clair,
                                                     Missouri (packaging
                                                     manufacturer).
-----------------------------------------------------------------------------------------------------------------------

** Trustees hold their position with the Trust until their resignation or removal.


         OFFICERS WHO ARE NOT TRUSTEES


-----------------------------------------------------------------------------------------------------------------------
                                                   TERM OF
                                                 OFFICE** AND
      NAME, ADDRESS         POSITION(S) HELD    LENGTH OF TIME
    AND DATE OF BIRTH        WITH THE FUNDS         SERVED        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
Sue A. Walters                                                   From July 1990 to present, employee of BISYS Fund
3435 Stelzer Road           Vice President     Since 2000.       Services.
Columbus, Ohio 43219
Age: 51
-----------------------------------------------------------------------------------------------------------------------
Jennifer R. Brooks                                               From October 1988 to present, employee of BISYS
3435 Stelzer Road           Vice President     Since 1998.       Fund Services.
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
Columbus, Ohio 43219
Age: 36
-----------------------------------------------------------------------------------------------------------------------
Lara Bocskey                                                     From 1998 to present, employee of BISYS Fund
3435 Stelzer Road of        Vice President     Since 2002.       Services; from 1996 to 1998, employee of First
Columbus, Ohio 43219                                             of America Bank Corporation.
Age: 32
-----------------------------------------------------------------------------------------------------------------------
Nadeem Yousaf                                                    From August 1999 to present, employee of BISYS
3435 Stelzer Road           Treasurer          Since 1999.       Fund Services; from March 1997 to June 1999,
Columbus, Ohio 43219                                             employee of Investors Bank and Trust; from
Age: 33                                                          October 1994 to March 1997, employee of
                                                                 PricewaterhouseCoopers LLP.
-----------------------------------------------------------------------------------------------------------------------
George L. Stevens                                                From September 1996 to present, employee of BISYS
3435 Stelzer Road           Secretary          Since 1996.       Fund Services; from September 1995 to September
Columbus, Ohio 43219                                             1996, Independent Consultant; from September 1989
Age: 51                                                          to September 1995, Senior Vice President, AmSouth
                                                                 Bank, N.A.
-----------------------------------------------------------------------------------------------------------------------
Alaina V. Metz                                                   From June 1995 to present, employee of BISYS Fund
3435 Stelzer Road           Assistant          Since 1995.       Services; from May 1989 to June 1995, employee of
Columbus, Ohio 43219        Secretary                            Alliance Capital Management.
Age: 34
-----------------------------------------------------------------------------------------------------------------------

** Officers hold their positions with the Trust until a successor has been duly elected and qualified.

BOARD COMMITTEES

         The Board has an Audit Committee, Nominating Committee and Valuation Committee. The Audit Committee oversees the Group's accounting and financial reporting policies and practices and oversees the quality and objectivity of the Group's financial statements and the independent audit thereof. The members of the Audit Committee, which met once during the last fiscal year, include all of the Board's Independent Trustees: Maurice G. Stark, Michael M. Van Buskirk, and John H. Ferring, IV. The Nominating Committee, also comprised of all of the Independent Trustees, evaluates the qualifications of candidates and makes nominations for Independent Trustee membership on the Board. The Nominating Committee does not consider nominees recommended by shareholders. The purpose of the Valuation Committee, which is comprised of at least two Trustees at all times, one of whom must be an Independent Trustee, is to oversee the implementation of the Group's valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. During the last fiscal year, the Nominating Committee and Valuation Committee held no meetings.

OWNERSHIP OF SECURITIES


         As of the date of this Statement of Additional Information, the Group's Trustees and Officers, as a group, own less than 1% of each Fund's outstanding Shares. For the year ended December 31, 2001, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment companies overseen by the Trustee within the same family of investment companies as the Funds is as follows:

         INTERESTED TRUSTEES


-----------------------------------------------------------------------------------------------------------------------
                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                  SECURITIES IN ALL REGISTERED
                                                                                INVESTMENT COMPANIES OVERSEEN BY
                                        DOLLAR RANGE OF EQUITY                   TRUSTEE IN FAMILY OF INVESTMENT
NAME OF TRUSTEE                         SECURITIES IN THE FUNDS                             COMPANIES
-----------------------------------------------------------------------------------------------------------------------
Walter B. Grimm                                   $0                                           $0
-----------------------------------------------------------------------------------------------------------------------
R. Jeffrey Young                                  $0                                           $0
-----------------------------------------------------------------------------------------------------------------------


         INDEPENDENT TRUSTEES


-----------------------------------------------------------------------------------------------------------------------
                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                  SECURITIES IN ALL REGISTERED
                                                                                INVESTMENT COMPANIES OVERSEEN BY
                                        DOLLAR RANGE OF EQUITY                   TRUSTEE IN FAMILY OF INVESTMENT
NAME OF TRUSTEE                         SECURITIES IN THE FUNDS                             COMPANIES
-----------------------------------------------------------------------------------------------------------------------
Maurice G. Stark                                  $0                                           $0
-----------------------------------------------------------------------------------------------------------------------

Michael M. Van Buskirk                            $0                                           $0
-----------------------------------------------------------------------------------------------------------------------

John H. Ferring IV                                $0                                           $0
-----------------------------------------------------------------------------------------------------------------------


         The Officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS Fund Services Ohio, Inc. ("BISYS Ohio") receives fees from the Funds for acting as administrator and transfer agent and for providing certain fund accounting services. Messrs. Yousaf, Stevens, Grimm, Ms. Walters, Ms. Bocskey, Ms. Metz and Ms. Brooks are employees of BISYS.

         Trustees of the Group not affiliated with BISYS or BISYS Fund Services receive from the Group an annual fee of $3,000, plus $2,250 for each regular meeting of the Board of Trustees attended and $1,000 for each special meeting of the Board attended in person and $500 for other special meetings of the Board attended by telephone, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with BISYS or BISYS Fund Services do not receive compensation from the Group.

         For the fiscal year ended March 31, 2002 the Trustees received the following compensation from the Group and from certain other investment companies (if applicable) that have the same investment adviser as the Funds or an investment adviser that is an affiliated person of the Group's investment adviser:


-----------------------------------------------------------------------------------------------------------------------
                                                                                                   TOTAL COMPENSATION
                                AGGREGATE         PENSION OR RETIREMENT     ESTIMATED ANNUAL       FROM THE FUND AND
                          COMPENSATION FROM THE    BENEFITS ACCRUED AS        BENEFITS UPON       FUND COMPLEX PAID TO
    NAME OF TRUSTEE               FUNDS           PART OF FUNDS EXPENSES       RETIREMENT             THE TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
Walter B. Grimm                     $0                      $0                     $0                      $0
-----------------------------------------------------------------------------------------------------------------------
Maurice G. Stark                  $4,308                    $0                     $0                   $12,500
-----------------------------------------------------------------------------------------------------------------------
Michael M. Van Buskirk            $4,308                    $0                     $0                   $12,500
-----------------------------------------------------------------------------------------------------------------------
John H. Ferring IV                $3,448                    $0                     $0                   $10,250
-----------------------------------------------------------------------------------------------------------------------
R. Jeffrey Young                    $0                      $0                     $0                      $0
-----------------------------------------------------------------------------------------------------------------------

           INVESTMENT ADVISER

         Investment advisory and management services are provided to the Funds by Boston Trust Investment Management, Inc. (the "Adviser"), pursuant to an Investment Advisory Agreement which is dated as of January 11, 2000 and which was assumed by the Adviser on May 12, 2001. Under the terms of the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services as described in the Prospectuses of the Funds. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, each Fund pays the Adviser a fee, computed daily and paid monthly, at the following annual rates: Walden/BBT Domestic Social Index Fund 0.50% and Walden/BBT International Social Index Fund 0.50%. The Adviser may from time to time voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends.

         The Adviser is a wholly-owned subsidiary of United States Trust Company of Boston ("USTC"). Prior to May 12, 2001, USTC served as investment adviser to the Funds. As of May 12, 2001, the Adviser replaced USTC as the investment adviser and assumed all of USTC's duties and responsibilities for providing investment advisory services to the Funds pursuant to an Assumption Agreement between USTC, the Adviser and the Funds.

         The total investment advisory fees paid to USTC during the fiscal year ended March 31, 2000 is as follows:

         Walden/BBT Domestic Social Index Fund - USTC earned investment advisory fees of $90,714 and reimbursed advisory fees of $37,499.

         Walden/BBT International Social Index Fund - USTC earned investment advisory fees of $157,912 and reimbursed advisory fees of $17,108.

         The total investment advisory fees paid to USTC during the fiscal year ended March 31, 2001 is as follows:

         Walden/BBT Domestic Social Index Fund - USTC earned investment advisory fees of $149,074 and reimbursed advisory fees of $70,432.

         Walden/BBT International Social Index Fund - USTC earned investment advisory fees of $297,031 and reimbursed advisory fees of $46,955.

         The total investment advisory fees paid to the Adviser during the fiscal year ended March 31, 2002 is as follows:

         Walden/BBT Domestic Social Index Fund - the Adviser earned investment advisory fees of $145,532 and reimbursed advisory fees of $55,258.

         Walden/BBT International Social Index Fund - the Adviser earned investment advisory fees of $248,762 and reimbursed advisory fees of $123,587.

         Unless sooner terminated, the Investment Advisory Agreement will continue in effect until February 28, 2003, and year to year thereafter for successive annual periods if, as to each Fund, such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding Shares of the relevant Fund (as defined in the Funds' Prospectuses), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act, or for reasons as set forth in the Agreement.

         The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

         The annual continuation of the Investment Advisory Agreement was approved by both a majority of the Trustees and a majority of the independent Trustees at a meeting held on February 21, 2002. In considering whether to approve the continuation of the Investment Advisory Agreement, the Board members requested and received from the Advisor extensive information and data relating to the Investment Advisory Agreement and the Advisor's management of the Funds. The Board considered a number of factors including each Fund's investment performance, its operating expenses, and the Advisor's capability to manage the Funds, and the Board compared this information with information they had received about other, similar mutual funds. The Board members also took into consideration the brokerage practices of the Advisor, including soft dollar arrangements, in considering the Advisor's services. Based upon this review, it was the determination of the Board members that the continuation of the

Investment Advisory Agreement with the Advisor was in the best interests of each Fund and its shareholders.

The Adviser maintains a consulting arrangement with Brethren Benefit Trust, Inc. ("BBT") pursuant to which BBT provides information to the Adviser concerning issues of international peace and social justice. The consulting fee received by BBT for these services is paid directly by the Adviser to the BBT and is not paid by the Funds. For its consulting service the BBT receives a consulting fee from the Adviser equal on an annual basis to 0.05% of each Fund's average daily net assets. The consulting service provided by the BBT to the Adviser is used exclusively by the Adviser with regard to the Funds.

CODE OF ETHICS

         The Group, the Adviser and the Distributor have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the Investment Company Act of 1940, applicable to the securities trading practices of their personnel. Each respective Code permits the covered personnel to trade in securities in which a Fund may invest, subject to certain restrictions and reporting requirements.

PORTFOLIO TRANSACTIONS

         Pursuant to the Investment Advisory Agreement with respect to each Fund, the Adviser determines, subject to the general supervision of the Board of Trustees of the Group and in accordance with each such Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions.

         Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price.

         Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Group, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

         Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Adviser may receive orders for transactions on behalf of the Funds. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing each such Fund's brokerage transactions which is in excess of the amount of commission another broker would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of that particular transaction or in terms of all of the accounts over which it exercises investment discretion. Any such research and other statistical and factual information provided by brokers to a Fund or to the Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its respective agreement regarding management of the Fund. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among the Funds and other clients of the Adviser who may indirectly benefit from the availability of such information. Similarly, the Funds may indirectly benefit from information made available as a result of transactions effected for such other clients. Under the Investment Advisory Agreement, the Adviser is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event the Adviser does follow such a practice, it will do so on a basis which is fair and equitable to the Group and the Funds.

         While the Adviser generally seeks competitive commissions, the Group may not necessarily pay the lowest commission available on each brokerage transaction, for reasons discussed above.

         Except as otherwise disclosed to the Shareholders of the Funds and as permitted by applicable laws, rules and regulations, the Group will not, on behalf of the Funds, execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, BISYS, or their affiliates, and will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for each Fund are made independently from those for the other Funds, other funds of the Group or any other investment company or account managed by the Adviser. Any such other fund, investment company or account may also invest in the same securities as the Group on behalf of the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another fund of the Group managed by the Adviser, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect adversely the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement, in making investment recommendations for the Funds, the Adviser will not inquire nor take into consideration whether an issuer of securities proposed for purchase or sale by the Group is a customer of the Adviser, any of its subsidiaries or affiliates and, in dealing with its customers, the Adviser, its subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds or any other fund of the Group.

         For the fiscal year ended March 31, 2000, the Walden/BBT Domestic Social Index Fund and the Walden/BBT International Social Index Fund paid brokerage commissions of $2,264 and $15,827, respectively.

         For the fiscal year ended March 31, 2001, the Walden/BBT Domestic Social Index Fund and the Walden/BBT International Social Index Fund paid brokerage commissions of $5,243 and $16,261, respectively.


         For the fiscal year ended March 31, 2002, the Walden/BBT Domestic Social Index Fund and the Walden/BBT International Social Index Fund paid brokerage commissions of $3,604 and $35,738, respectively.


ADMINISTRATOR

         BISYS Ohio serves as administrator (the "Administrator") to the Funds pursuant to a Management and Administration Agreement dated as of May 10, 1999 (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund. The Administrator is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.

         Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, assist the Group or its designee in the preparation of, and file all of the Funds' federal and state tax returns and required tax filings other than those required to be made by the Funds' custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Group's counsel; assist to the extent requested by the Group with the Group's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assist in all aspects of the Funds' operations. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, equal to a fee calculated daily and paid periodically, at the annual rate equal to Twenty one-hundredths of one percent 0.20% of that Fund's average daily net assets.

         Unless sooner terminated as provided therein, the Administration Agreement has an initial term expiring on February 28, 2003. The Administration Agreement thereafter shall be renewed automatically for successive one-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Group's Board of Trustees or by the Administrator.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by any Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

         The total administrative fees paid to the Administrator during the fiscal year ended March 31, 2000 is as follows:

         Walden/BBT Domestic Social Index Fund - the Administrator earned administrative fees of $36,104 and waived administrative fees of $8,963.

         Walden/BBT International Social Index Fund - the Administrator earned administrative fees of $63,164 and waived administrative fees of $15,790.

         The total administrative fees paid to the Administrator during the fiscal year ended March 31, 2001 is as follows:

         Walden/BBT Domestic Social Index Fund - the Administrator earned administrative fees of $59,630 and waived administrative fees of $14,908.

         Walden/BBT International Social Index Fund - the Administrator earned administrative fees of $118,814 and waived administrative fees of $29,704.

         The total administrative fees paid to the Administrator during the fiscal year ended March 31, 2002 is as follows:

         Walden/BBT Domestic Social Index Fund - the Administrator earned administrative fees of $58,214 and waived administrative fees of $14,554.

         Walden/BBT International Social Index Fund - the Administrator earned administrative fees of $99,506 and waived administrative fees of $24,877.

DISTRIBUTOR

         BISYS Fund Services Limited Partnership ("BISYS") serves as agent for each of the Funds in the distribution of its Shares pursuant to a Distribution Agreement dated as of March 23, 1999 (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement will continue in effect for successive annual periods if, as to each Fund, such continuance is approved at least annually by (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) by the vote of a majority of the Trustees of the Group who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         In its capacity as Distributor, BISYS solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. BISYS receives no compensation under the Distribution Agreement.

CUSTODIAN

         Fifth Third Bank, 38 Fountain Square Plaza Cincinnati, Ohio 45263 ("Fifth Third"), serves as the custodian for the Walden/BBT International Social Index Fund pursuant to the Custody Agreement dated as of July 1, 1999. United States Trust Company of Boston 40 Court Street, Boston, Massachusetts 02108 ("USTC") serves as the custodian for the Walden/BBT Domestic Social Index Fund. USTC took over custody of the Fund on June 19, 2001. Prior to that date, Fifth Third Bank served as custodian. Each custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments and they each receive fees for providing these custody services. USTC is an affiliate of the Funds and it received custody fees of $6,092 from the Domestic Social Index Fund for the fiscal year ended March 31, 2002.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

         BISYS Ohio serves as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Funds pursuant to the Transfer Agency Agreement dated as of May 23, 1999. Pursuant to such Transfer Agency Agreement, the Transfer Agent, among other things, performs the following services in connection with each Fund's shareholders of record: maintenance of shareholder records for each of the Fund's shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of the Funds on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of shareholders of record.

         In addition, BISYS Ohio provides certain fund accounting services to the Funds pursuant to a Fund Accounting Agreement dated as of March 23, 1999.

         Under such Agreement, BISYS Ohio maintains the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Fund's custodian, affirmation to the Fund's custodian of all portfolio trades and cash settlements, verification and reconciliation with the Fund's custodian of all daily trade activity;

provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

AUDITORS

         The Funds are currently engaged in a process to select independent auditors for the current fiscal year.

LEGAL COUNSEL

         Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, is counsel to the Group.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

         The Group is a Massachusetts business trust organized on January 8, 1992. The Group's Declaration of Trust is on file with the Secretary of State of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, with a par value of $.001 per share. The Group consists of several funds organized as separate series of shares. The Group's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Group into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group, shareholders of a fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Group shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be acted effectively upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Group voting without regard to series.

         Under Massachusetts law, shareholders, under certain circumstances, could be held personally liable for the obligations of the Group. However, the Declaration of Trust disclaims liability of the Shareholders, Trustees or officers of the Group for acts or obligations of the Group, which are binding only on the assets and property of the Group, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Group or the Trustees. The Declaration of Trust provides for indemnification out of Group property for all loss and expense of any shareholder held personally liable for the obligations of the Group. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Group itself would be unable to meet its obligations, and thus should be considered remote.

PRINCIPAL SHAREHOLDERS

         As of July 16, 2002, the following persons or entities owned beneficially or of record 5% or more of the outstanding shares of the indicated
Funds: (i) in the case of the Walden/BBT Domestic Social Index Fund, La Salle Bank, NA, on behalf of the BBT Foundation, P.O. Box 1443, Chicago, Illinois 60690, which owned 55.82% and La Salle Bank, NA, on behalf of the BBT Pension, P.O. Box 1443, Chicago, Illinois 60690 which owned 43.10%; (ii) in the case of the Walden/BBT International Social Index Fund, Catholic Healthcare West, 1700 Montgomery Street, Suite 300, San Francisco, California 94111, which owned 31.46%; HUD & Co., 40 Court Street, Boston, Massachusetts, 02108, which owned 7.21%; M & I Trust Co., on behalf of the Nero Family/99N001278, P.O. Box 2977, Milwaukee, Wisconsin, 53202, which owned 10.38%; La Salle Bank, NA, on behalf of the BBT Pension, P.O. Box 1443, Chicago, Illinois 60690, which owned 39.81% and La Salle Bank, NA, on behalf of the BBT Foundation, P.O. Box 1443, Chicago, Illinois 60690, which owned 5.67%.

VOTE OF A MAJORITY OF THE OUTSTANDING SHARES

         As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

ADDITIONAL TAX INFORMATION

         Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to Shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

         Each of the Funds is treated as a separate entity for federal income tax purposes and intends each year to qualify and elect to be treated as a "regulated investment company" under the Code, for so long as such qualification is in the best interest of that Fund's shareholders. To qualify as a regulated investment company, each Fund must, among other things: diversify its investments within certain prescribed limits; derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and, distribute to its Shareholders at least 90% of its investment company taxable income for the year. In general, a Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net mid-term or net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, a Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Although each Fund expects to qualify as a "regulated investment company" and thus to be relieved of all or substantially all of its federal income tax liability, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its Shareholders). In such event, dividend distributions would be taxable to Shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

         It is expected that each Fund will distribute annually to Shareholders all or substantially all of the Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to Shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash.

         The excess of net long-term capital gains over short-term capital losses realized and distributed by a Fund and designated as capital gain dividends, whether paid in cash or reinvested in Fund shares, will be taxable to Shareholders. Capital gain dividends will generally be taxable to Shareholders as long-term capital gains, regardless of how long a Shareholder has held a Fund's shares.

         Each Fund may be required by federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions to any Shareholder, and the proceeds of redemption or the values of any exchanges of Shares of a Fund by the Shareholder, if such Shareholder (1) fails to furnish the Group with a correct taxpayer identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Group that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security number.

         Information as to the Federal income tax status of all distributions will be mailed annually to each Shareholder.

         MARKET DISCOUNT. If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

         ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

         OPTIONS, FUTURES AND FORWARD CONTRACTS. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section

1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

         Transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

         Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to Shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

         CONSTRUCTIVE SALES. Under certain circumstances, a Fund may recognize gain from the constructive sale of an appreciated financial position. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

         FOREIGN TAX CREDIT. A Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If the Fund qualifies as a regulated investment company and if more the 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund's Shareholders. For any year for which the Fund makes such an election, each Shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the Shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to "pass through" foreign taxes to

Shareholders, the Fund will notify Shareholders within 60 days after the close of the Fund's taxable year of the amount of such taxes and the sources of its income.

         Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the Shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of a Fund's income flows through to its shareholders. Gains from the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains, including Section 988 gains (defined below), may have to be treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be applied to offset no more than 90% of the alternative minimum tax imposed on corporations and individuals.

         The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, Shareholders are advised to consult their own tax advisers.

         SECTION 988 GAINS OR LOSSES. Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its Shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to Shareholders, rather than as an ordinary dividend, reducing each Shareholder's basis in his or her Fund shares.

         PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

CALCULATION OF PERFORMANCE DATA

         YIELD CALCULATIONS. Yields on each Fund's Shares are computed by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The net investment income per share of a Fund earned during the period is based on the average daily number of Shares of that Fund outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                        a - b
                            Yield = 2 [(cd + 1)exp(6) - 1]

Where:    a = dividends and interest earned during the period.
          b = expenses accrued for the period (net of reimbursements).
          c = the average daily number of Shares outstanding during
              the period that were entitled to receive dividends.
          d = maximum offering price per Share on the last day of the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is held by the Fund. Interest earned on any debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last Business Day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

         During any given 30-day period, the Adviser, Administrator or Distributor may voluntarily waive all or a portion of their fees with respect to a Fund. Such waiver would cause the yield of a Fund to be higher than it would otherwise be in the absence of such a waiver.

         TOTAL RETURN CALCULATIONS. Average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in Shares of that Fund immediately rather than paid to the investor in cash. A Fund computes the average annual total return by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

Average Annual                                ERV
Total Return                        = [(P) exp (1/n) - 1]
                                           P

Where:       ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

               P = hypothetical initial payment of $1,000.
               n = period covered by the computation, expressed in terms of years.

         The Funds compute their aggregate total return by determining the aggregate compounded rate of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total       ERV
          Return  = [(----] - 1]

          ERV     = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.
            P     = hypothetical initial payment of $1,000.

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

         The Funds compute their average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions but not after taxes on redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                             ATVD
Average Annual Total Return After Taxes = [------ to the 1/nth power -1]
          (after taxes on distributions)      P

Where:      P      =  a hypothetical initial payment of $1,000.
            n      =  number of years.
            ATVD   =  ending value of a hypothetical $1,000 payment made
                      at the beginning of the 1-, 5-, or 10-year periods at the end of such periods after taxes on fund distributions but not after taxes on redemption.

         The Funds compute their average annual total return after taxes on distributions and redemptions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions and redemptions of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                              ATVDR
Average Annual Total Return After Taxes  =  [(------) to the 1/nth power -1]
(after taxes on distributions and               P
redemptions)

Where:     P      = a hypothetical initial payment of $1,000.
           n      = number of years.
           ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemption.

         After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

         The average annual total returns for each of the Funds for the one-year and since inception periods ended March 31, 2002 are as follows:



                                                       1 YEAR                     SINCE INCEPTION(1)
------------------------------------------ ------------------------------- --------------------------------
WALDEN/BBT DOMESTIC SOCIAL INDEX FUND
   Return Before Taxes                                -0.22%                           -5.62%
  Return After Taxes on Distributions                 -0.46%                           -5.85%
  Return After Taxes on Distributions                 -0.14%                           -4.56%
      and Sale of Fund Shares

WALDEN/BBT INTERNATIONAL SOCIAL INDEX
FUND
   Return Before Taxes                                -8.97%                           -7.62%
  Return After Taxes on Distributions                 -9.34%                           -7.90%
  Return After Taxes on Distributions                 -5.46%                           -6.11%
      and Sale of Fund Shares


(1) The Domestic Social Index Fund commenced investment operations on June 20, 1999 and the International Social Index Fund commenced investment operations on August 26, 1999.

PERFORMANCE COMPARISONS

         Investors may judge the performance of the Funds by comparing them to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, Morningstar, Inc., Ibbotson Associates, CDA/Wiesenberger, The New York Times, Business Week, USA Today and local periodicals. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of the Adviser in comparison to other investment advisers.

         From time to time, the Group may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of
general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Group; (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in one or more of the Funds. The Group may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples must state clearly that they are based on an express set of assumptions and are not indicative of the performance of any Fund.

         Current yields or total return will fluctuate from time to time and may not be representative of future results. Accordingly, a Fund's yield or total return may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and total return are functions of a Fund's quality, composition and maturity, as well as expenses allocated to such Fund.

MISCELLANEOUS

         Individual Trustees are generally elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals.

         The Group is registered with the Commission as an investment management company. Such registration does not involve supervision by the Commission of the management or policies of the Group.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.

FINANCIAL STATEMENTS

         The financial statements of each Fund appearing in the Annual Report to Shareholders for the fiscal year ended March 31, 2002, have been audited by Arthur Andersen LLP, and are incorporated by reference herein.